                                                                   EXHIBIT 1(b)



         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General S&P 500 Index Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General S&P 500 Index Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         --------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Mid Cap Index Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Mid Cap Index Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Small Cap Index Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Small Cap Index Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998


         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Small Cap Value Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Small Cap Value Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Mid Cap Growth Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Mid Cap Growth Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General International Value Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General International Value Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Domestic Bond Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Domestic Bond Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Balanced Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Balanced Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Large Cap Growth Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Large Cap Growth Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Small Cap Growth Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Small Cap Growth Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Mid Cap Value Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Mid Cap Value Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Large Cap Value Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Large Cap Value Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General International Growth Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General International Growth Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Money Market Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Money Market Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Socially Responsible Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Socially Responsible Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Growth Lifestyle Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Growth Lifestyle Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Moderate Growth Lifestyle Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Moderate Growth Lifestyle Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary

         AMERICAN GENERAL SERIES PORTFOLIO COMPANY 2
         Certificate of Designation
         of
         American General Conservative Growth Lifestyle Fund

         The undersigned, being the Assistant Secretary of American General Series Portfolio Company 2, a Delaware business trust (the "Trust"), pursuant to the authority conferred upon the Trustees of the Trust by
         Section 6.1 of the Trust's Agreement and Declaration of Trust ("Declaration"), and by the affirmative vote of a Majority of the Trustees does hereby establish and designate as a Series of the Trust the American General Conservative Growth Lifestyle Fund (the "Fund") with the following rights, preferences and characteristics:

         1. Shares. The beneficial interest in the Fund shall be divided into Shares having a nominal or par value of $0.01 per Share, of which an unlimited number may be issued, which Shares shall represent interests only in the Fund. The Trustees shall have the authority from time to time to authorize separate Series of Shares for the Trust as they deem necessary or desirable.

         2. Classes of Shares. The Shares of the Fund shall be initially divided into five classes --Class A, Class B, Class C, Institutional Class I and Institutional Class II. The Trustees shall have the authority from time to time to authorize additional Classes of Shares of the Fund.

         3. Sales Charges. Each Class A, Class B, Class C, Institutional Class I and Institutional Class II Share shall be subject to such sales charges, if any, as may be established from time to time by the Trustees in accordance with the Investment Company Act of 1940 (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc., all as set forth in the Fund's prospectus.

         4. Conversion. Each Class B Share of the Fund shall be converted automatically, and without any action or choice on the part of the Shareholder thereof, into Class A Share of the Fund at such times and pursuant to such terms, conditions and restrictions as may be established by the Trustees and as set forth in the Fund's Prospectus.

         5. Allocation of Expenses Among Classes. Expenses related solely to a particular Class (including, without limitation, distribution expenses under an administrative or service agreement, plan or other arrangement, however designated) shall be borne by the Class and shall be appropriately reflected (in a manner determined by the Trustees) in the net asset value, dividends, distribution and liquidation rights of the Shares of that Class.

         6. Special Meetings. A special meeting of Shareholders of a Class of the Fund may be called with respect to the Rule 12b-1 distribution plan applicable to such Class or with respect to any other proper purpose affecting only holders of shares of such Class at any time by a Majority of the Trustees.

         7. Other Rights Governed by Declaration. All other rights, preferences, qualifications, limitations and restrictions with respect to Shares of any Series of the Trust or with respect to any Class of Shares set forth in the Declaration shall apply to Shares of the Fund unless otherwise specified in this Certificate of Designation, in which case this Certificate of Designation shall be govern.

         8. Amendments etc. Subject to the provisions and limitations of Section
         9.5 of the Declaration and applicable law, this Certificate of Designation may be amended by an instrument signed in writing by a Majority of the Trustees (or by an Officer of the Trust pursuant to the vote of a Majority of the Trustees) or when authorized to do so by the vote in accordance with the Declaration of the holders of a majority of all the Shares of the Fund outstanding and entitled to vote or, if such amendment affects the Shares of one or more but not all of the Classes of the Fund, the holders of a majority of all the Shares of the affected Classes outstanding and entitled to vote.

         9. Incorporation of Defined Terms. All capitalized terms which are not defined herein shall have the same meaning as ascribed to those terms in the Declaration.



         March 16, 1998

         /s/ NORI L. GABERT
         -------------------------
         Nori L. Gabert,
         Assistant Secretary